SUPPLEMENT TO THE PROSPECTUS

                                       OF

                          EVERGREEN FIXED INCOME FUNDS

I.       Evergreen Fixed Income Fund (the "Fund")

         Effective June 10, 2002, the Fund will change its name to Evergreen Short Intermediate Bond Fund.

June 3, 2002                                                    561888  (5/02)